UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) JULY 25, 2001
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                              TAM RESTAURANTS, INC.
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               (Exact name of registrant as specified in charter)

      DELAWARE 0-23757                                   13-3905598
      ----------------                                   -----------
(State or other jurisdiction                      (Commission (IRS Employer
of incorporation) File Number)                       Identification No.)


                114 MCCLEAN AVENUE, STATEN ISLAND, NEW YORK 10305
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (718) 273-2532
                                                   --------------


                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 4. Changes in Registrant's Certifying Accountant

           On July 25, 2001, the Registrant engaged J.H. Cohn LLP ("Cohn"), as its independent accountants to audit the Company's financial statements for its fiscal year ending September 26, 2001. In the Company's two most recent fiscal years and subsequent interim periods prior to such engagement, the Company has not (itself or through someone acting on its behalf) consulted with Cohn on any accounting or auditing matter.







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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   TAM RESTAURANTS, INC.


Dated: July 25, 2001                               By: /S/ Anthony Golio
                                                      -----------------------
                                                           Anthony Golio
                                                            President


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